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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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/x/	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(e) or Section 240.14a-12
CROSS COUNTRY, INC.
(Name of Registrant as Specified In Its Charter)

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CROSS COUNTRY, INC.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

        April 24, 2002

Dear Cross Country Stockholder:

        I invite you to attend our first Annual Meeting of Stockholders since becoming a public company. The meeting will be held on Thursday, May 9, 2002, at 9:00 a.m. E.D.T. at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York.

        On the following pages you will find the Notice of Meeting, which lists the formal matters to be conducted at the meeting, and the Proxy Statement. After the formal business session, we will discuss the financial results for 2001 and report on current operations.

        Your vote is very important regardless of the number of shares you own.

        Detailed voting instructions appear on page 1 of the Proxy Statement.

        The Board of Directors recommends that you vote "FOR" proposals I, II, III and IV described herein.

                      Sincerely,

                      Joseph A. Boshart
                       President and Chief Executive Officer

CROSS COUNTRY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 9, 2002

        The Annual Meeting of Stockholders of Cross Country, Inc. will be held at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York on May 9, 2002, at 9:00 a.m. E.D.T. for the following purposes:

  1.
  To elect 10 directors;

  2.
  To approve Cross Country's Amended and Restated 1999 Stock Option Plan;

  3.
  To approve Cross Country's Amended and Restated Equity Participation Plan;

  4.
  To approve and ratify the appointment of Ernst & Young LLP as Cross Country's independent auditors for the fiscal year ending December 31, 2002; and

  5.
  To transact such other business, if any, as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 29, 2002 are entitled to receive notice of, and to vote at, the Annual Meeting.

                      By Order of the Board of Directors,
                      Stephen W. Rubin
                       Secretary

PROXY STATEMENT

GENERAL INFORMATION

        These proxy materials are furnished in connection with the solicitation by the Board of Directors of Cross Country, Inc. ("Cross Country," "the Company," "our," "we," or "us"), a Delaware corporation, of proxies to be voted at our 2002 Annual Meeting of Stockholders (the "Annual Meeting") or at any adjournment or postponement thereof.

        You are invited to attend our Annual Meeting on May 9, 2002, beginning at 9:00 a.m. E.D.T. at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York.

        This Proxy Statement, form of proxy and voting instructions are being mailed to our stockholders on or about April 24, 2002.

        Stockholders Entitled to Vote.    Persons holding shares of Cross Country's common stock, par value $.0001 per share (the "Common Stock"), at the close of business on March 29, 2002, the record date for the Annual Meeting, are entitled to receive notice of and to vote their shares at the Annual Meeting. As of that date, there were 32,244,663 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

        Proxies.    Your vote is important. Stockholders of record may vote their proxies by marking the appropriate boxes on the enclosed proxy card and by signing, dating and returning the card in the enclosed envelope.

        You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by (1) giving written notice of revocation to the Inspectors of Election, (2) timely delivery of a valid, later-dated proxy or (3) voting by ballot at the Annual Meeting.

        Vote at the Annual Meeting.    Your mail-in vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

        All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting in accordance with your instructions. If you sign and return your proxy card but do not give voting instructions, the shares represented by the proxy will be voted by the Proxy Committee as recommended by the Board of Directors.

        The Proxy Committee consists of Karen H. Bechtel, Joseph A. Boshart and Thomas C. Dircks. Proxy cards, unless otherwise indicated by the stockholder, also confer upon the Proxy Committee discretionary authority to vote all shares of stock represented by the proxies on any matter which may be properly presented for action at the Annual Meeting even if not covered herein. If any of the nominees for director named in Proposal I—Election of Directors should be unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee. The Board of Directors is not aware of any matter for action by the stockholders at the Annual Meeting other than the matters described in the Notice.

        Quorum.    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding entitled to vote at the Annual Meeting is required to constitute a quorum.

        Required Vote. A plurality of the votes of holders of shares represented at the Annual Meeting, in person or by proxy, and entitled to vote is required for the election of directors. The affirmative vote of holders of a majority of shares represented at the Annual Meeting, in person or by proxy, and entitled to vote are required for (i) the approval of Cross Country's Amended and Restated 1999 Stock Option Plan, (ii) the approval of Cross Country's Amended and Restated Equity Participation Plan, and (iii) the ratification of the Board's selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2002. Broker non-votes are deemed not entitled to vote and are not counted as votes for or against any proposal.

        Proxy Solicitation.    Cross Country will bear the cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 15, 2002. The table includes:

  •
  each person who is known by us to be the beneficial owner of more than 5% of our common stock;

  •
  our five most highly compensated officers during the year ended December 31, 2001;

  •
  each of our directors; and

  •
  all directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, except to the extent such power may be shared with a spouse.

Name and Address	Number of Shares Beneficially Owned	Percent Beneficially Owned(a)
5% Stockholders:
Charterhouse Equity Partners III, L.P.(b) c/o Charterhouse Group International, Inc. 535 Madison Avenue New York, NY 10022	7,008,590	21.7
Morgan Stanley Private Equity and related entities(c) 1221 Avenue of the Americas, 33rd Floor New York, NY 10020	4,390,473	13.6
FMR Corp.(d) 82 Devonshire Street Boston, MA 02109	3,571,900	11.1
Directors:
Karen H. Bechtel(e)	—	—
Joseph A. Boshart(f)	462,059	1.4
W. Larry Cash	—	—
Bruce A. Cerullo(g)	301,227	*
Thomas C. Dircks(h)	—	—
A. Lawrence Fagan(h)	—	—
Emil Hensel(i)	313,843	1.0
M. Fazle Husain(e)	—	—
Joseph Swedish	—	—
Joseph Trunfio	—	—
Other Named Executive Officers:
Vickie Anenberg(j)	131,532	*
Kevin Conlin(k)	24,206	*
Carol D. Westfall(l)	25,308	*
All directors and executive officers as a group (18 persons)(m)	1,465,497	4.4

*
Less than 1%.

(a)
A person or group of persons is deemed to have "beneficial ownership" of any shares of common stock when such person or persons has the right to acquire them within 60 days after the date of this prospectus. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days of April 15, 2002 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(b)
The general partner of CEP III is CHUSA Equity Investors III, L.P., whose general partner is CEP III, Inc., a wholly owned subsidiary of Charterhouse Group International, Inc. ("Charterhouse"). As a result of the foregoing, all of the shares held by CEP III would, for purposes of the Securities Exchange Act of 1934, be considered to be beneficially owned by Charterhouse.

(c)
Consists of 3,955,264 shares owned by Morgan Stanley Dean Witter Capital Partners IV, L.P. and its related investment funds (collectively, "MSDWCP") and 435,209 shares owned by Morgan Stanley Venture Partners III, L.P. and its related investment funds (collectively, "MSVP"). The general partner of MSDWCP is MSDW Capital Partners IV, LLC, the institutional managing member of which is MSDW Capital Partners IV, Inc. ("MSDWCP Inc."), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The general partner of MSVP is Morgan Stanley Venture Partners III, L.L.C. ("MSVP L.L.C."), the institutional managing member of which is Morgan Stanley Venture Capital III, Inc. ("MSVC Inc."), a wholly owned subsidiary of MSDW.

(d)
Based solely on a filing made April 10, 2002 on an Amendment to Schedule 13G with the Securities and Exchange Commission, consists of 3,564,600 shares owned by Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp., and 7,300 shares owned by Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp.

(e)
Karen H. Bechtel is a Managing Director of MSDWCP Inc. and Morgan Stanley & Co. Incorporated, ("MS & Co."), a wholly owned subsidiary of MSDW. M. Fazle Husain is an Executive Director of MSVC Inc. and MS & Co., and a managing member of MSVP L.L.C. Ms. Bechtel and Mr. Husain each disclaim beneficial ownership of the shares of common stock beneficially owned by the investment funds managed by Morgan Stanley Private Equity and its affiliates, except to the extent of any direct pecuniary interest therein.

(f)
Includes 256,347 shares subject to options that are currently exercisable or exercisable within 60 days of April 15, 2002.

(g)
Includes 128,174 shares subject to options that are currently exercisable or exercisable within 60 days of April 15, 2002.

(h)
Thomas C. Dircks and A. Lawrence Fagan are executive officers and directors of Charterhouse. Mr. Fagan is also a stockholder of Charterhouse. Messrs. Dircks and Fagan each disclaim beneficial ownership of the shares of common stock beneficially owned by Charterhouse.

(i)
Includes 205,078 shares subject to options that are currently exercisable or exercisable within 60 days of April 15, 2002.

(j)
Includes 102,539 shares subject to options that are currently exercisable or exercisable within 60 days of April 15, 2002.

(k)
Includes 23,206 shares subject to options that are currently exercisable or exercisable within 60 days of April 15, 2002.

(l)
Includes 16,824 shares subject to options that are currently exercisable or exercisable within 60 days of April 15, 2002.

(m)
Includes an aggregate of 891,489 shares subject to options that are currently exercisable or exercisable within 60 days of April 15, 2002.

PROPOSAL I

ELECTION OF DIRECTORS

        The Board of Directors currently consists of ten members. All of the directors currently serving on the Board of Directors have been nominated by the Board of Directors for re-election to one year terms at the Annual Meeting. Each nominee elected will hold office until the Annual Meeting of Stockholders to be held in 2003 and until a successor has been duly elected and qualified, unless prior to such meeting a director shall resign, or his or her directorship shall become vacant due to his or her death or removal.

        Shares represented by proxies that are returned properly signed will be voted FOR the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. A proxy cannot be voted for a greater number of persons than the ten nominees named below. Directors are elected by a plurality of the votes cast. Shares not voted, whether by withholding or broker non-vote, have no effect on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a proportionately larger number of votes.

        The following information sets forth the principal occupation and employment during the past five years of each director nominee, positions and offices with us, and certain other information.

        The following ten individuals have been nominated for election at the Annual Meeting for a term ending 2003:

Name	Age	Position
Joseph A. Boshart	45	President and Chief Executive Officer and Director
Emil Hensel	51	Chief Financial Officer and Director
Karen H. Bechtel	53	Director
W. Larry Cash	53	Director
Bruce A. Cerullo	43	Director
Thomas C. Dircks	43	Director
A. Lawrence Fagan	72	Director
M. Fazle Husain	37	Director
Joseph Swedish	50	Director
Joseph Trunfio	55	Director

        No family relationship exists among any of the directors or executive officers.

        Joseph A. Boshart has served as President and Chief Executive Officer since July 1999, and formerly served in such capacities at our predecessor since 1994. He has served as a director since July 1999. Mr. Boshart holds a B.S. degree in economics from the University of Michigan.

        Emil Hensel has served as Chief Financial Officer since July 1999 and formerly served in such capacity at our predecessor since 1991. He has served as a director since July 1999. Mr. Hensel holds a B.S. degree in electrical engineering from Columbia University, a Masters degree in Engineering from the Johns Hopkins University and a Masters degree in Business Administration from New York University.

        Karen H. Bechtel has been a director since December 1999. Ms. Bechtel has been a Managing Director of Morgan Stanley Private Equity since 1998 and of Morgan Stanley & Co. Incorporated since 1986. She received a B.A. in mathematics from the University of Texas and an M.B.A. from the Harvard Graduate School of Business Administration. She is also a director of several privately held companies.

        W. Larry Cash has been a director since October 2001. He has been the Executive Vice President and Chief Financial Officer of Community Health Systems since September 1997 and a Director of Community Health Systems since May 2001. Prior to joining Community Health Systems, Mr. Cash served as Vice President and Group Chief Financial Officer of Columbia/HCA Healthcare Corporation from September 1996 to August 1997. Prior to Columbia/HCA, Mr. Cash spent 23 years at Humana Inc., most recently as Senior Vice President of Finance and Operations from 1993 to 1996. He received his Bachelor of Science in Accounting from the University of Kentucky at Lexington in 1970.

        Bruce A. Cerullo has been a director since December 1999 and served as Chairman of the Board from December 1999 until December 2000. Mr. Cerullo served as President of TravCorps Corporation ("TravCorps") from 1994 to December 1999 and Chief Executive Officer of TravCorps from 1995 to December 1999. Mr. Cerullo holds a B.S. degree from the University of New Hampshire and a master's degree from Pennsylvania State University.

        Thomas C. Dircks has been a director since July 1999, and has been President of Charterhouse Group International, a private equity firm, since June 2001. Mr. Dircks served as Executive Vice President of Charterhouse from July 2000 until June 2001 and has been employed as an executive officer of Charterhouse since 1983. He was previously employed as a Certified Public Accountant at a predecessor of PricewaterhouseCoopers, LLP. He holds a B.S. in Accounting and an M.B.A. from Fordham University. Mr. Dircks also is a director of Interliant, Inc., an application service provider, and a number of privately held companies.

        A. Lawrence Fagan has been a director since July 1999. Mr. Fagan has been Vice Chairman of Charterhouse since June 2001 and served as President and Chief Operating Officer of Charterhouse from December 1996 until June 2001 and formerly served as Executive Vice President of Charterhouse since 1984. Mr. Fagan received a B.A. from Yale University and an M.B.A. from Columbia University. He also is a director of Top Image Systems, Ltd. and a number of privately held companies.

        M. Fazle Husain has been a director since December 1999. He has been an Executive Director of Morgan Stanley Private Equity and Morgan Stanley & Co. Incorporated since February 1997. Mr. Husain received a B.S. in Chemical Engineering from Brown University and an M.B.A. from the Harvard Graduate School of Business Administration. He also is a director of Allscripts Healthcare Solutions, Inc., Healthstream Inc., The Medicines Company and several privately held companies.

        Joseph Swedish has been a director since October 2001, and has been President and Chief Executive Officer and a Director of Centura Health since January 1999. Prior to joining Centura Health, Mr. Swedish served as President and Chief Executive Officer of the East Florida Division of Columbia/HCA Healthcare Corporation from March 1994 to January of 1999. He received his Bachelor's degree from the University of North Carolina at Charlotte in 1973 and a Master's Degree in Health Administration from Duke University in 1979.

        Joseph Trunfio has been a director since October 2001 and has served as President and Chief Executive Officer of Atlantic Health System, a not-for-profit hospital group, since March 1999. From July 1997 to February 1999, Mr. Trunfio served as President and Chief Executive Officer of Via Caritas Health System, a not-for-profit hospital group. Prior to his position with Via Caritas Health System, he served as President and Chief Executive Officer of SSM Healthcare Ministry Corp., a not-for-profit hospital group. Mr. Trunfio holds a Ph.D. in Clinical Psychology from the University of Miami.

Director Compensation and Other Arrangements

        We do not pay cash compensation to our employee directors or directors affiliated with our principal stockholders, however, they are reimbursed for the expenses they incur in attending meetings of the Board or Board committees. Our three independent directors, Messrs. Cash, Swedish and Trunfio, receive cash compensation in the amount of $3,000 per "in-person" board meeting attended and $1,500 per telephonic board meeting or committee meeting attended. All independent directors are also reimbursed for the expenses they incur in attending meetings of the Board or Board committees. In accordance with a policy approved by our Board of Directors, each of our independent directors was granted an option to purchase 12,500 shares of common stock under our Amended and Restated 1999 Stock Option Plan in October 2001. 25% of each option grant becomes exercisable on each of the four anniversaries following the date of grant.

Board Committees and Meetings

        Meeting of the Board of Directors.    During the year ended December 31, 2001, there were four meetings of the Board of Directors. Each director who served in such capacity during the year ended December 31, 2001 attended all of the meetings of the Board at the time and Board committees of which they were members during such year. All of the directors nominated for election to the Board were members of the Board for the entire year 2001, other than W. Larry Cash, Joseph Swedish and Joseph Trunfio who each became a member of the Board in October 2001.

        Committees of the Board of Directors.    The two standing committees of the Board are Audit and Compensation. Members of each committee, who are elected by the full Board, are named below.

  Audit Committee

        The Audit Committee consists of Messrs. Cash, Swedish and Trunfio who joined the Audit Committee during the fourth quarter of 2001. Messrs. Cash, Swedish and Trunfio are independent directors under Nasdaq requirements. Thomas C. Dircks and Karen H. Bechtel were members of our Audit Committee until the appointment of Messrs. Cash, Swedish and Trunfio. Among other things, the Audit Committee reviews our internal accounting procedures and considers and reports to the Board with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and performance of our independent auditors. During the year ended December 31, 2001, the Audit Committee conducted one telephonic meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, including the Company's internal controls, the quality of its financial reporting, and the independence and performance of the Company's independent public accountants. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

        Management has the primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with generally accepted accounting principles, and discuss with us any issues they believe should be raised with us.

        The Audit Committee reviewed the Company's audited financial statements for the 2001 fiscal year and met with both management and Ernst & Young LLP ("E&Y"), the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

        We have received from E&Y the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with E&Y their independence from the Company and its management. The Audit Committee also discussed with E&Y any matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                      THE AUDIT COMMITTEE
                      W. Larry Cash
                      Joseph Swedish
                      Joseph Trunfio

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The members of the Compensation Committee are Karen H. Bechtel and Thomas C. Dircks. The Company's executive compensation program is focused on shareholder value, the overall performance of the Company, success of the Company as impacted by an executive's performance and the performance of an individual executive. Each action of the Compensation Committee during the year ended December 31, 2001 was adopted pursuant to an action by written consent in lieu of a meeting, pursuant to the General Corporation Law of the State of Delaware.

        The Compensation Committee's objective is to provide competitive levels of compensation to the Company's executive officers that are integrated with the Company's long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The compensation policies and programs utilized by the Compensation Committee have been reviewed with independent compensation consultants and endorsed by the Board of Directors and generally consist of the following:

  (i)
  Provide executive officer total compensation in relation to Company performance;

  (ii)
  Provide a compensation program competitive with that received by executives of comparable companies in the healthcare staffing industry in order to attract, motivate, and retain qualified personnel;

  (iii)
  Provide a management tool for focusing and directing the energies of key executives toward achieving individual and corporate objectives; and

  (iv)
  Provide long-term incentive compensation in the form of stock option awards to link individual success to that of the Company.

        The Company's executive compensation consists of three key components: base salary, annual incentive compensation in the form of cash bonuses and stock options, each of which is intended to complement the others and, collectively, satisfy the Company's compensation objectives. The Compensation Committee's policies with respect to each of the three components are discussed below.

        Base Salary.    Each fiscal year the Compensation Committee, along with the Chief Executive Officer, reviews and approves the annual salaries for the Company's executive officers. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Company and corporate and individual performance.

        Cash Bonuses.    The Compensation Committee provides annual incentives to the Company's executive officers in the form of cash bonuses. In 2001, these bonuses were given pursuant to our 2001 bonus plan. Under such bonus plan, 70% of the bonus is tied to the achievement of annual operating profit targets, and the remaining 30% is tied to the achievement of strategic and operating objectives established by our Board of Directors.

        Stock Options.    The primary objective of the stock option program is to link the interests of the Company's executive officers and other selected employees to the stockholders through significant grants of stock options made at the discretion of the Compensation Committee. The Company's stock option plans authorize the issuance of both incentive and non-qualified stock options to officers and employees of the Company. Subject to general limits prescribed by the plans, the Compensation Committee has the authority to determine the individuals to whom stock options are awarded, the terms of the options and the number of shares subject to each option. The size of any particular stock option award is based upon the employee's position with the Company and the individual performance during the related evaluation period.

        Chief Executive Officer's Compensation.    As discussed under "Employment Agreements," the Company is a party to an employment agreement with Mr. Boshart. The salary and bonus given to Mr. Boshart in 2001 were based on the Compensation Committee's review of the compensation paid to the chief executive officers of comparable companies, assessment of the Company's record revenue and earnings growth, the success of the Company's acquisition program as well as the Compensation Committee's continued recognition of Mr. Boshart's leadership of the Company.

                      THE COMPENSATION COMMITTEE:
                      Thomas C. Dircks
                      Karen H. Bechtel

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

        No current or past executive officers of Cross Country serve on our Compensation Committee.

EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to executive officers of Cross Country other than Messrs. Boshart and Hensel whose information is provided above as part of Proposal I:

Name	Age	Position
Vickie Anenberg	37	President, Travel Staffing Division
Kevin Conlin	44	President, Consulting Division
Dr. Franklin A. Shaffer, RN	59	President, Education and Training Division
Tony Sims	42	President, Clinical Trials Staffing Division
Carol D. Westfall	52	President, Search and Recruitment Division
Annette Gardner	48	President, Cross Country Local
Jonathan W. Ward	37	Chief Marketing and Strategy Officer
Victor Kalafa	48	Vice President, Corporate Development

        Vickie Anenberg has served as President of the Travel Staffing Division since February 2000, and formerly served as Vice President of the Nursing Division for our predecessor, since 1995. Prior to joining Cross Country Staffing in 1990, she worked for Proctor & Gamble since 1986.

        Kevin Conlin has served as President of the Consulting Division since April 2001. Before joining Cross Country, he served from 1996 to March 2001 as the President and Chief Executive Officer of Partners First, a consulting firm focused on physician-hospital partnering and managed care. He also served as a senior executive at Ascension Health, one of the largest not-for-profit hospital systems in the U.S. He holds a B.A. in Biological Sciences from Rutgers University and a Masters of Health Administration from Duke University.

        Dr. Franklin A. Shaffer, RN has served as President of the Education and Training Division since March 2001. He also served as Vice President in our Education Division since February 1996. Dr. Shaffer has also served as adjunct faculty in graduate nursing programs at Teachers College, Columbia University, Adelphi University and Hunter College. Dr. Shaffer holds a Doctorate of Education in Nursing Administration and a Masters of Education and a Masters of Arts from Teachers College, Columbia University.

        Tony Sims has served as President of the Clinical Trials Staffing Division since January 2001, as Executive Vice President of Operations for ClinForce from March 1998 to December 2000 and as Managing Director of ClinForce from August 1997 to March 1998. Before joining ClinForce, Mr. Sims served in various roles, including National Account Executive and Business Development Manager, with the healthcare staffing and support groups at Kelly Scientific Resources from August 1996 to August 1997. Mr. Sims holds a B.S. in Chemistry from Piedmont College.

        Carol D. Westfall has served as President of the Search and Recruitment Division since October 2000. Ms. Westfall served as Senior Vice President of Cejka & Company's Physician Search and Outsourced Executive Search Divisions from August 1999 to October 2000 and Vice President of the Outsourced Executive and Physician Search Division from 1994 to July 1999. Ms. Westfall holds a B.S. degree in Education from Michigan State University and has completed graduate work in Secondary Administration with Purdue University.

        Annette Gardner has served as President of Cross Country Local, Inc. since October 2001, the President of E-Staff, Inc. since August 2000 and an executive officer since February 2002. Ms. Gardner founded Nurse Works, Inc. in 1986 and served as its Chief Executive Officer until July 1999. She is also the founder of Bates & Associates, a small healthcare consulting firm. She received her nursing degree in 1974 and continued her education in management and business studies at Temple University.

        Jonathan W. Ward has served as Chief Marketing and Strategy Officer since 1999 and an executive officer since February 2002. He served as Vice President of Marketing at our predecessor since 1995 and Director of Marketing and Business Development since 1993. Mr. Ward holds a B.A. in Political Science from Drew University and an M.B.A. from Rutgers University, Graduate School of Management.

        Victor Kalafa has served as Vice President of Corporate Development since April 2001 and an executive officer since February 2002. From March 1999 to April 1, 2001, Mr. Kalafa was President of KSR Group, Inc., a management consulting company. Mr. Kalafa served as Chief Operating Officer for Scott Medical Group, Inc., a healthcare management company, from January 1998 to March 1999. He was Vice President of Business Development for WR Grace from 1991 to 1998. Mr. Kalafa holds a B.A. degree in History from Lafayette College and an M.B.A. degree from Columbia University.

EXECUTIVE COMPENSATION

        The following table sets forth certain summary information with respect to compensation we paid in 2000 and 2001 to our Chief Executive Officer and our four other most highly compensated executive officers as of December 31, 2001 whose salary and bonus earned in 2001 exceeded $100,000:

Summary Compensation Table

	Annual Compensation						Long-Term Compensation Awards
Name and Position	Year	Salary		Bonus		Other Annual Compensation	Securities Underlying Options/SARs	All other Compensation (a)
Joseph A. Boshart President and Chief Executive Officer	2001 2000	$ $	273,000 263,465	$ $	184,412 193,883	— —	— —	$ $	5,250 5,250
Emil Hensel Chief Financial Officer	2001 2000	$ $	225,000 218,976	$ $	151,988 159,794	— —	— —	$ $	5,250 5,250
Vickie Anenberg President, Travel Staffing Division	2001 2000	$ $	154,842 112,769	$ $	144,051 70,318	— —	— —	$ $	5,250 3,938
Kevin Conlin President, Consulting Division	2001 2000		$159,375 —		$199,125 —	— —	92,822 —		— —
Carol D. Westfall President, Search and Recruitment Division	2001 2000	$ $	180,000 140,000	$ $	272,997 280,740	— —	— —	$ $	5,250 8,603

(a)
Amounts consist of employer matching contributions to our 401(k) plan, except that Ms. Westfall's amount in the year 2000 also includes a $3,503 matching contribution to a non-qualified savings program.

Option Grants in Last Fiscal Year

        The following table sets forth information regarding the option grants made during the year ended December 31, 2001 to each of the executive officers named in the Summary Compensation Table:

OPTION GRANTS

Name	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in the Year Ended 2001	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value $(a)
Kevin Conlin
Tranche 1	16,610	3.4%	$12.38	4/16/11	$124,660
Tranche 2	31,266	6.4%	$18.57	4/16/11	$198,870
Tranche 3	31,266	6.4%	$24.76	4/16/11	$172,785
Tranche 4	6,840	1.4%	$30.95	4/16/11	$33,402
Tranche 5	6,840	1.4%	$37.13	4/16/11	$29,900

No stock options were granted for the year ended December 31, 2001 to any of Mr. Boshart, Mr. Hensel, Ms. Anenberg or Ms. Westfall.

(a)
The dollar amounts for the options under this column are the result of calculations utilizing the Black-Scholes option pricing model. The assumptions used relating to the expected volatility, risk-free rate of return, dividend yield and expected life were 60%, 3.95%, 0%, and 6 years, respectively.

Aggregated Option Values as of December 31, 2001

        The executive officers named in the Summary Compensation Table did not exercise any stock options during the year ended December 31, 2001. The following table sets forth information concerning the year-end number and value of unexercised options with respect to our named executive officers.

	Number if Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(a)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph A. Boshart	256,347	256,347	$3,290,873	$3,290,873
Emil Hensel	205,078	205,077	$2,632,699	$2,632,686
Vickie Anenberg	102,539	102,539	$1,316,352	$1,316,352
Kevin Conlin	—	92,822	—	$536,875
Carol D. Westfall	16,824	16,823	$258,864	$258,845

(a)
Based on the difference between the closing price of our Common Stock on December 31, 2001 of $26.50 as reported by the Nasdaq National Market and the per share option exercise price, multiplied by the number of shares of Common Stock underlying the options.

        For a description of our stock option plans, see Proposals II and III below.

Employment Agreements

        We are party to employment agreements with each of Joseph A. Boshart and Emil Hensel, pursuant to which Mr. Boshart serves as our President and Chief Executive Officer and Mr. Hensel serves as our Chief Financial Officer. The initial term of each agreement expires on July 29, 2002. Upon expiration of such initial term, each agreement will be automatically renewed for successive one-year terms, unless prior to the end of such renewal term either party has given at least 90 days'

prior written notice of its intention not to renew the agreement. Messrs. Boshart and Hensel currently receive annual base salaries of $350,000 and $262,500, respectively. These salaries are subject to increase upon annual review by our Compensation Committee, and each of Messrs. Boshart and Hensel is eligible to receive an annual bonus at the discretion of our Compensation Committee. Messrs. Boshart and Hensel are eligible to participate in all benefit plans and fringe benefit arrangements available to our senior executives. If either executive's employment is terminated without cause, the executive will be entitled to the greater of (x) base salary, for the balance of the initial or renewal term, certain other benefits provided in the agreement and bonus for the fiscal year in which termination occurs and (y) one year's worth of his base salary in effect as of the date of termination. Each of Messrs. Boshart and Hensel is subject to a two-year post-termination noncompetition covenant. However, if either executive's employment is terminated without cause, then the non-competition agreement will be effective only if we continue to pay the executive's base salary, bonus and other benefits provided in the agreement for the term of the noncompetition covenant. We are permitted to terminate the noncompetition covenant, and related payments, upon 30 days' prior written notice.

        In addition, we are party to an employment agreement with Kevin Conlin, pursuant to which Mr. Conlin serves as President of the Consulting Division. The initial term of the agreement expires on December 31, 2003. Upon expiration of the initial term, the agreement will be automatically renewed for successive one-year terms, unless prior to the end of the renewal term either party has given at least 30 days' prior notice of its intention not to renew the agreement. Mr. Conlin currently receives an annual base salary of $225,000. His salary is subject to increase upon annual review by the Chief Executive Officer and our Compensation Committee, and Mr. Conlin is eligible to receive an annual bonus at the discretion of our Compensation Committee. If Mr. Conlin is terminated without cause, shall terminate his own employment for good reason, or there is a change of control of the Company, he shall be entitled to (i) one year's worth of his base salary in effect as of the date of termination, (ii) the bonus he would have been entitled to for the year in which his termination occurs, on a pro rata basis, and (iii) any accrued vacation. Mr. Conlin is subject to a two-year post-termination noncompetition covenant. However, if Mr. Conlin is terminated without cause, then the noncompetition agreement will be effective only for a period of one year and only if we continue to pay Mr. Conlin's base salary during that period.

        We are also party to an employment agreement with Annette Gardner, pursuant to which Ms. Gardner serves as President of Cross Country Local, the Company's per diem nurse staffing subsidiary. The term of the agreement expires on August 1, 2005. Ms. Gardner currently receives an annual base salary of $206,000. Her salary is scheduled to increase at a rate of 3% per year and Ms. Gardner is eligible to receive an annual bonus at the discretion of our Compensation Committee and is entitled to incentive bonuses directly related to Cross Country Local's revenues. If Ms. Gardner is terminated without cause or shall terminate her own employment for good reason, she shall be entitled to (i) one year's worth of her base salary in effect as of the date of termination, and (ii) the incentive bonus she would have been entitled to for the year in which here termination occurs. Ms. Gardner is subject to a three-year post-termination noncompetition covenant within a 50 mile radius of any Cross Country Local office. However, if Ms. Gardner is terminated without cause, then the noncompetition agreement will be effective only if we continue to pay Ms. Gardner's base salary and provide her with benefits for six months following her termination.

RELATED PARTY TRANSACTIONS

        In connection with our acquisition of the assets of Cross Country Staffing in July 1999 from W. R. Grace, Charterhouse Equity Partners III, L.P. purchased 11,830,275 shares of our common stock for an aggregate of $71.8 million, and we paid a transaction fee to Charterhouse in the amount of $2.8 million. In addition, in July 1999, in connection with the acquisition, Messrs. Boshart and Hensel and Ms. Anenberg purchased 173,050, 82,400 and 16,485 shares, respectively, of our common stock for an aggregate of $1.7 million.

        In December 1999, Messrs. Boshart, Hensel and Shaffer and Ms. Anenberg received stock bonuses of 20,000, 19,672, 4,918 and 9,508 shares, respectively, of our common stock for a purchase price equal to the par value per share.

        In connection with our acquisition of TravCorps in December 1999, investment funds managed by Morgan Stanley Private Equity acquired 7,155,062 shares of our common stock then valued in the aggregate at $26.0 million in exchange for their shares of TravCorps common stock valued at $26.0 million. In addition, in connection with our acquisition of TravCorps, we paid a transaction fee to Charterhouse in the amount of $0.3 million.

        We are party to an agreement with Bruce Cerullo dated as of December 21, 2000, pursuant to which Mr. Cerullo has agreed to continue as a Director and provide certain consulting services to us at such times as we may request and that are reasonably convenient to Mr. Cerullo. He is subject to a four-year noncompetition covenant which expires four years from the date he ceases to serve as a director. Under the agreement, we pay him $250 per hour for such consulting services. To date, no amounts have been paid to Mr. Cerullo under this agreement. We anticipate that we will compensate Mr. Cerullo for less than 10 hours of consulting services per month for the remainder of 2002. Additionally, he retained all options that were vested and exercisable as of December 31, 2001 in consideration of his continued service as a Director.

PERFORMANCE GRAPH

        The following graph shows the total stockholder return through December 31, 2001 of an investment of $100 in cash on October 24, 2001 (the date of our initial public offering) (i) in Cross Country's common stock (CCRN) (ii) the Nasdaq Market Index (NASDAQ), and (iii) the Dow Jones U.S. Healthcare Providers Index (HEA). Historic stock price performance is not indicative of future stock price performance. All values assume reinvestment of the full amount of all dividends and are adjusted for stock splits.

	10/24/01	10/31/01	11/7/01	11/14/01	11/21/01	11/28/01	12/5/01	12/12/01	12/19/01	12/26/01	12/31/01
CCRN	$100.00	$119.94	$132.82	$140.59	$145.88	$163.53	$164.71	$158.82	$158.53	$161.76	$155.88
NASDAQ	$100.00	$97.61	$106.12	$109.91	$108.29	$109.03	$118.21	$116.16	$114.52	$113.23	$112.64
HEA	$100.00	$100.47	$101.01	$101.34	$107.19	$106.56	$107.98	$104.81	$105.95	$106.46	$107.93

PROPOSAL II

APPROVAL OF CROSS COUNTRY'S AMENDED AND RESTATED
1999 STOCK OPTION PLAN

        The Board of Directors has unanimously approved, subject to stockholder approval, the Cross Country, Inc.'s Amended and Restated 1999 Stock Option Plan (as previously amended and restated, the "Option Plan").

        A brief description of the material features of the Option Plan is set forth below, but is qualified by reference to the full text of the Option Plan as attached as Appendix B to this Proxy Statement.

Summary of the Option Plan

        Purpose.    The purpose of the Option Plan is to enhance the profitability and value of the Company for the benefit of our stockholders by enabling us to offer employees of and Consultants (as defined in the Option Plan attached hereto as Appendix B) to the Company and its Affiliates (as defined in the Option Plan) stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders. The purpose of the Option Plan is also to enhance the profitability of the Company and value of the Company for the benefit of our stockholders by enabling us to offer non-employee directors of the Company stock-based incentives in the Company.

        Eligible Employees.    The eligible participants in the Option Plan are the Company's employees, non-employee directors and Consultants to the Company and its Affiliates, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion. At April 15, 2002 there were approximately 820 employees and three non-employee directors eligible to participate in the Option Plan.

        Grants Under the Option Plan.    The Option Plan provides for the grant of options to purchase the Common Stock of the Company (including both options intended to qualify as incentive stock options under section 422 of the Internal Revenue Code and stock options which do not so qualify).

        Administration.    The Option Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Option Plan, the Compensation Committee has the authority and discretion to grant awards under the Option Plan, to interpret the provisions of the Option Plan and the award agreements made thereunder and to take such other action as may be necessary or desirable in order to carry out the provisions of the Option Plan.

        Maximum Shares to be Issued.    Assuming Proposal II is approved by the Company's stockholders, the number of shares of Common Stock which may be issued pursuant to the grant of awards under the Option Plan may not exceed 2,145,515 in the aggregate (subject to antidilution adjustments). Any shares subject to an award granted under the Option Plan that cease to be issuable thereunder will thereafter be available for further award grants. There is a 1,000,000 maximum of shares subject to options that may be granted to any optionee during any one calendar year (subject to antidilution adjustments).

        Stock Option Grants.    The Compensation Committee specifies the terms and conditions of stock options granted under the Option Plan, including without limitation, the number of shares covered by each option, the exercise price, the option period, any vesting restrictions with respect to the exercise of the option and whether each option is intended to qualify as an incentive stock option.

        No option under the Option Plan may have an option exercise period of more than ten years and in the case that an incentive stock option is granted to a ten percent stockholder of the Company, such option may not have an option exercise period of more than five years.

        The exercise price of options granted under the Option Plan is determined by the Compensation Committee, except that in the case of substitute options, the exercise price cannot be less than 100% of the fair market value of the common stock on the date of the grant. In the case of incentive stock options granted to ten percent stockholders, the exercise price cannot be less than 110% of the fair market value of the common stock.

        Non-Employee Directors.    25% of each option granted to a non-employee director of the Company, pursuant to Article X of the Option Plan, shall vest on or after each of the four anniversaries following the date of grant.

        Restrictions on Transfer.    Awards under the Option Plan may not be transferred by a participant other than by will or by the laws of descent and distribution and may be exercised during the participant's lifetime only by the participant. Notwithstanding the foregoing, participants may, to the extent permitted by the Compensation Committee, transfer nonqualified options to members of the participant's immediate family.

        Amendment.    The Board or the Compensation Committee may at any time amend or terminate the Option Plan, provided that no such amendment may be made without the approval of our stockholders to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of a participant with respect to an outstanding award.

        Change in Control.    In the event of a change of control of Cross Country, stock options granted and not previously exercisable will become exercisable unless the Compensation Committee determines in good faith that an alternative option will be substituted.

        Federal Income Tax Consequences.    An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase shares of Cross Country common stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value for the shares over the exercise price. An optionee who sells any of the shares will recognize capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale. The tax basis of the shares in the hands of the optionee will equal the exercise price paid for the shares plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. Cross Country will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

        An optionee will not generally recognize income upon the grant of an incentive stock option to purchase shares of Cross Country common stock and will not generally recognize income upon exercise of the option, provided the optionee is an employee of Cross Country or a subsidiary at all times from the date of grant until three months prior to exercise. However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an optionee. Where an optionee who has exercised an incentive stock option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise, or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. Cross Country will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

Grant Information

        At April 15, 2002, there were outstanding options with respect to 1,241,467 shares of the Common Stock granted pursuant to the Option Plan. It is not possible to determine the award grants that will be made pursuant to the Option Plan in the future. The table below sets forth information regarding stock option grants made under the Option Plan during the fiscal year ended December 31, 2001.

Name and Current Position	Dollar Value (a)	Number of Shares Underlying Options
All current executive officers as a group	$192,898	20,305
All current directors who are not executive officers as a group	$356,250	37,500
All employees, who are not executive officers, as a group	$3,053,210	301,870

(a)
Based upon the excess of fair market value of the Common Stock on December 31, 2001 over the exercise price. The closing price of Cross Country Common Stock on the Nasdaq National Market System on December 31, 2001 was $26.50 per share.

Voting

        Proposal II must be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions from voting on this proposal will have the effect of a "no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on this proposal.

        The Board of Directors of Cross Country deems the approval of the Option Plan to be in the best interest of Cross Country and its stockholders and recommends that holders of the Common Stock vote FOR Proposal II.

PROPOSAL III

APPROVAL OF CROSS COUNTRY'S AMENDED AND RESTATED
EQUITY PARTICIPATION PLAN

        The Board of Directors has unanimously approved, subject to stockholder approval, the Cross Country, Inc.'s Amended and Restated Equity Participation Plan (as previously amended and restated, the "EPP").

        A brief description of the material features of the EPP is set forth below, but is qualified by reference to the full text of the EPP as attached as Appendix C to this Proxy Statement.

Summary of the EPP

        Purpose.    The purpose of the EPP is to enhance the profitability and value of the Company for the benefit of our stockholders by enabling us to offer management employees of the Company and its Affiliates (as defined in the EPP attached hereto as Appendix C) stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by key management employees in order to attract, retain and reward such employees and strengthen the mutuality of interests between such employees and our stockholders.

        Eligible Employees.    The eligible participants in the EPP are the Company's key management employees, as determined and designated from time to time by the Company's Compensation Committee in its sole discretion. At April 15, 2002 there were approximately 26 employees eligible to participate in the EPP.

        Grants Under the EPP.    The EPP provides for the grant of options to purchase the Common Stock of the Company (including both options intended to qualify as incentive stock options under section 422 of the Internal Revenue Code and stock options which do not so qualify).

        Administration.    The EPP is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the EPP, the Compensation Committee has the authority and discretion to grant awards under the EPP, to interpret the provisions of the EPP and the award agreements made thereunder and to take such other action as may be necessary or desirable in order to carry out the provisions of the EPP.

        Maximum Shares to be Issued.    Assuming Proposal III is approved by the Company's stockholders, the number of shares of Common Stock which may be issued pursuant to the grant of awards under the EPP may not exceed 2,252,486 in the aggregate (subject to antidilution adjustments). Any shares subject to an award granted under the EPP that cease to be issuable thereunder will thereafter be available for further award grants. There is a 1,000,000 maximum of shares subject to options that may be granted to any optionee during any one calendar year (subject to antidilution adjustments).

        Stock Option Grants.    The Compensation Committee specifies the terms and conditions of stock options granted under the EPP, including without limitation, the number of shares covered by each option, the exercise price, the option period, any vesting restrictions with respect to the exercise of the option and whether each option is intended to qualify as an incentive stock option.

        No option under the EPP may have an option exercise period of more than ten years and in the case that an incentive stock option is granted to a ten percent stockholder of the Company, such option may not have an option exercise period of more than five years.

        The exercise price of options granted under the EPP is divided into five tranches ranging from 100 percent to 300 of the fair market value of the common stock on the date of grant. However, for incentive stock options granted to ten percent stockholders, the exercise price in the first tranche cannot be less than 110 percent of the fair market value of the common stock on the date of grant.

        Restrictions on Transfer.    Awards under the EPP may not be transferred by a participant other than by will or by the laws of descent and distribution and may be exercised during the participant's lifetime only by the participant. Notwithstanding the foregoing, participants may, to the extent permitted by the Compensation Committee, transfer nonqualified options to members of the participant's immediate family.

        Amendment.    The Board or the Compensation Committee may at any time amend or terminate the EPP, provided that no such amendment may be made without the approval of our stockholders to the extent approval is required by applicable laws, rules or regulations and provided further that no amendment or termination may adversely affect the rights of a participant with respect to an outstanding award.

        Change in Control.    In the event of a change of control of Cross Country, stock options granted and not previously exercisable will become exercisable unless the Compensation Committee determines in good faith that an alternative option will be substituted.

        Federal Income Tax Consequences.    For a discussion of the federal income tax consequences in connection with options granted under the EPP, see "Federal Income Tax Consequences" under Proposal II above.

Grant Information

        At April 15, 2002, there were outstanding options with respect to 2,252,479 shares of the Common Stock granted pursuant to the EPP. It is not possible to determine the award grants that will be made pursuant to the EPP in the future. The table below sets forth information regarding stock option grants made under the EPP during the fiscal year ended December 31, 2001.

Name and Current Position	Dollar Value (a)	Number of Shares Underlying Options
All current executive officers as a group	$973,096	168,240
All current directors who are not executive officers as a group	$—	—
All employees, who are not executive officers, as a group	$—	—

(a)
Based upon the excess of fair market value of the Common Stock on December 31, 2001 over the exercise price. The closing price of Cross Country Common Stock on the Nasdaq National Market System on December 31, 2001 was $26.50 per share.

Voting

        Proposal III must be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions from voting on this proposal will have the effect of a "no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on this proposal.

        The Board of Directors of Cross Country deems the approval of the EPP to be in the best interest of Cross Country and its stockholders and recommends that holders of the Common Stock vote FOR Proposal III.

PROPOSAL IV

RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

        The independent public accounting firm for Cross Country for the fiscal year ended December 31, 2001 was Ernst & Young LLP ("E&Y"). The Board, upon the recommendation of the Audit Committee, has appointed this firm, subject to ratification by the stockholders, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. In arriving at its recommendation to the Board, the Audit Committee reviewed the performance of E&Y in prior years, as well as the firm's reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with E&Y in these respects. E&Y's fees for the fiscal year ending December 31, 2001 were:

Annual audit:	$174,000
Audit related services (relating primarily to the Company's initial public offering and audits of acquired entities during 2001):	$1,288,000
All other non-audit services:	$238,000

Total:	$1,700,000

        E&Y has audited the Company's financial statements annually since 2000. Representatives of E&Y will be present at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions.

        The Board deems the ratification of the selection of E&Y as independent accountants of the Company to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal IV.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

        Based solely on our review of the reports under Section 16(a) of the Exchange Act and written representation from certain reporting persons furnished to us during the year ended December 31, 2001, we believe that other than as described in the next sentences, each of the persons required to file such reports is in compliance with all applicable filing requirements. Ms. Anenberg and Ms. Westfall and Messrs. Conlin, Shaffer and Sims, each failed to file a Form 4 on a timely basis, and Messrs. Cash, Swedish and Trunfio, each failed to file a Form 3 on a timely basis, on one occasion. The required filings were made promptly after noting the failures to file.

DEADLINES FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OR DIRECTORS AND OTHER BUSINESS

        PROXY STATEMENT PROPOSALS. Stockholder proposals intended to be included in the Proxy Statement and form of proxy for the Annual Meeting of Stockholders to be held in 2003, in addition to meeting certain eligibility requirements established by the Securities and Exchange Commission, must be in writing and received by the Secretary at the Company's principal executive offices on or prior to December 24, 2002. Alternate notice deadlines apply if the date of the annual meeting differs by more than 30 days from the date of the previous year's annual meeting.

                      By Order of the Board of Directors
                      Stephen W. Rubin
                       Secretary

Boca Raton, Florida
April 24, 2002

APPENDIX A

CROSS COUNTRY, INC.

AUDIT COMMITTEE CHARTER

II.  PURPOSE

        The primary function of the Audit Committee (the "Committee") of Cross Country, Inc. (the "Company") is to assist the Board of Directors of the Company (the "Board") in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices and the quality and integrity of financial reports. Key components of fulfilling this charge include:

  •
  Facilitating and maintaining an open avenue of communication among the Board, the Committee, the senior management and the independent accountants.
  •
  Serving as an independent and objective party to monitor the Company's financial reporting process and internal control system.
  •
  Reviewing and appraising the efforts of the independent accountants.

III.  ORGANIZATION/COMPOSITION

        The Committee shall be comprised of three or more directors, each of whom shall be independent directors as defined by the SEC and the Nasdaq National Market ("Nasdaq"). The members shall be free from any financial, family or other personal and professional relationships that, in the opinion of the Board or the Committee, would interfere with the exercise of their independence from management and the Company. Each member of the Committee shall be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements, or will become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or officer or other senior officer with financial oversight responsibilities.

IV.  MEETINGS

        The Committee should meet quarterly, or more frequently as circumstances dictate. The Committee shall meet with the independent accountants in the planning phase of their audit and after the audit is completed. The Committee shall request legal updates from outside legal resources as it determines that the need exists. The Committee shall have sole discretion in determining the meeting attendees and agenda.

V. RESPONSIBILITIES AND DUTIES

        The Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the Company are in accordance with generally accepted requirements.

        The Committee shall fulfill its duties and responsibilities as follows:

A. General

  •
  Review this charter as necessary, but at least annually.
  •
  Prepare a report for inclusion in the proxy statement as required by the SEC.
  •
  Maintain minutes or other records of meetings and activities.
  •
  Report the Committee's actions to the Board with such recommendations as the Committee may deem appropriate.
  •
  As part of executing its responsibility to foster open communication, meet, without members of the senior management present, in separate executive sessions with the independent accountants,

    and others as appropriate, to discuss matters that the Committee believes should be discussed privately.

  •
  Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain counsel, accountants, or others to assist it in the conduct of any investigation.

B. Independent Accountants

        The independent accountants are ultimately accountable to the Committee and the Board, and the Committee and the Board have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent accountants.

  •
  Based on the Committee's review and discussions, recommend to the Board the selection of the independent accountants, considering, among other things, independence and effectiveness, and approve the fees to be paid to the independent accountants. Annually, the Committee shall ensure that a formal written statement delineating all relationships between the independent accountants and the Company is received from the independent accountants that is consistent with Independence Standards Board Standard 1. The Committee shall discuss with the independent accountants any and all disclosed relationships or services that may impact the objectivity and independence of the outside accountant. The Committee shall take other appropriate action and may recommend that the Board take appropriate action to oversee the independence of the outside accountants.
  •
  Approve any replacement of the independent accountants.
  •
  Consult with the independent accountants out of management's presence about internal controls and the fullness/fairness of the financial statements.
  •
  Meet with the independent accountants and financial management of the Company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent accountants inform the Committee of any significant changes in the independent accountants' original audit plan and that the independent accountants conduct a review of interim financial information prior to the Company's filing of each quarterly report to shareholders (Form 10-Q).

C. Financial Statements/Internal Controls

  •
  Review and discuss the annual financial statements with management and the independent accountants to determine that the independent accountants are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles. Recommend to the Board that the financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
  •
  Consider the independent accountants' judgments regarding the quality and appropriateness of the Company's financial statements.
  •
  Make inquiries of management and independent accountants concerning the adequacy of the Company's system of internal controls.
  •
  Advise financial management and the independent accountants that they are expected to provide a timely analysis of significant current financial reporting issues and practices.
  •
  Review interim period financial statements to be filed with the SEC with corporate financial management and the independent accountants prior to filing such statements or releasing earnings information to the public.
  •
  Advise financial management and the independent accountants to discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company.

A-2

APPENDIX B

CROSS COUNTRY, INC.

AMENDED AND RESTATED
1999 STOCK OPTION PLAN

ARTICLE I

PURPOSE

        The purpose of this Cross Country, Inc. Amended and Restated 1999 Stock Option Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees of and Consultants to the Company and its Affiliates stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders. The purpose of the Plan is also to enhance the profitability of the Company and value of the Company for the benefit of its stockholders by enabling the Company to offer non-employee directors of the Company stock-based incentives in the Company.

ARTICLE II

DEFINITIONS

        For purposes of this Plan, the following terms shall have the following meanings:

        2.1    "Affiliate" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

        2.2    "Award" means any award under this Plan of a Stock Option.

        2.3    "Board" means the Board of Directors of the Company.

        2.4    "Cause" means, with respect to a Participant's Termination: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. Notwithstanding the foregoing, a Participant shall be deemed to be terminated for "cause" if the Participant: (i) breaches the terms of any agreement between the Company and the Participant including, without limitation, an employment agreement or non-competition agreement or (ii) discloses to anyone outside the Company or its Affiliates, or uses in other than the Company's or its Affiliate's business, without written authorization from the Company, any confidential information or proprietary information, relating to the business of the Company or its

Affiliates, acquired by the Participant prior to the Participant's Termination. Notwithstanding the foregoing, with respect to a non-employee director's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

        2.5    "CEP" means Charterhouse Equity Partners III, L.P., and its successors.

        2.6    "Change in Control" has the meaning set forth in Article VIII.

        2.7    "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

        2.8    "Committee" means (i) with respect to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of 2 or more non-employee directors each of whom shall be a non-employee director as defined in Rule 16b-3 under the Exchange Act and an outside director as defined under Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board; and (ii) with respect to the application of this Plan to non-employee directors, the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

        2.9    "Common Stock" means the Common Stock, $.0001 par value per share, of the Company.

        2.10    "Company" means Cross Country, Inc., a Delaware corporation, and its successors.

        2.11    "Consultant" means any advisor or consultant to the Company or its Affiliates.

        2.12    "Disability" means a disability which would qualify as such under the Company's long-term disability plan. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

        2.13    "Effective Date" means the effective date of this Plan as defined in Article XIII.

        2.14    "Eligible Employee" means each employee of the Company or an Affiliate.

        2.15    "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

        2.16    "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc.; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

        2.17    "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        2.18    "MSDWCP" means a representative of Morgan Stanley Dean Witter Capital Partners IV, L.P. and its affiliated funds, and their respective successors.

        2.19    "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

        2.20    "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

        2.21    "Participant" means any Eligible Employee or Consultant to whom a Stock Option has been awarded under this Plan. Effective as of October 25, 2001, non-employee directors shall be Participants for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article X.

        2.22    "Plan" means this Cross Country, Inc. Amended and Restated 1999 Stock Option Plan, as amended from time to time.

        2.23    "Retirement" means a Termination of Employment or Termination of Consultancy without Cause by a Participant on or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

        2.24    "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

        2.25    "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or non-employee directors pursuant to Article X.

        2.26    "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

        2.27    "Substitute Options" means Stock Options issued in assumption of or substitution for stock options issued by a company acquired by the Company or with which the Company combines.

        2.28    "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

        2.29    "Termination" means a Termination of Consultancy or Termination of Employment, as the case may be.

        2.30    "Termination of Consultancy" means (i) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (ii) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee. The Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

        2.31    "Termination of Directorship" means, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company. In the event that a non-employee director becomes an Eligible Employee or Consultant upon his termination of directorship, the Board, in its sole and absolute discretion, may determine that no Termination of Directorship shall be deemed to occur until such time as such non-employee director is no longer an Eligible Employee or

Consultant. The Committee may otherwise define Termination of Directorship in the Award agreement or, if no rights of a non-employee director are reduced, may otherwise define Termination of Directorship thereafter.

        2.32    "Termination of Employment" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

        2.33    "Transfer" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and "Transferred" has a correlative meaning.

ARTICLE III

ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered and interpreted by the Committee.

        3.2    Grants of Awards.    The Committee shall have full authority to grant Stock Options to Eligible Employees and Consultants pursuant to the terms of this Plan. All Stock Options shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. All authorities granted to the Committee under this Section 3.2 with respect to awards to Eligible Employees and Consultants shall be exercised by the Board with respect to awards to non-employee directors. In particular, the Committee shall have the authority:

          (a)    to select from among those persons recommended by the President of the Company the Eligible Employees and Consultants to whom Stock Options may from time to time be granted hereunder;

          (b)    to determine whether and to what extent Stock Options are to be granted hereunder to one or more Eligible Employees or Consultants after receipt of a recommendation by the President of the Company;

          (c)    to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Stock Option granted hereunder;

          (d)    to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

          (e)    to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or restricted stock under Section 6.3(d);

          (f)    to determine whether, to what extent and under what circumstances to provide loans to Eligible Employees and Consultants in order to exercise Stock Options under this Plan;

          (g)    to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

          (h)    to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Stock Option, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

          (i)    to modify, extend or renew an Award, subject to Article IX herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of a Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

        3.3    Guidelines.    Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Stock Option issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such foreign jurisdictions. No action may be taken pursuant to this Section 3.3 unless any such action would be permitted under the applicable provisions of Rule 16b-3 under the Exchange Act (if any) and the applicable provisions of Section 162(m) of the Code (if any). If and to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 under the Exchange Act and shall be limited, construed and interpreted in a manner so as to comply therewith.

        3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

        3.5    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.6    Designation of Consultants/Liability.

          (a)    The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

          (b)    The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Stock Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Stock Option granted to him or her under this Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

        4.1    Shares.

        The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Stock Options may be granted shall not exceed 2,145,515 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Stock Option granted under this Plan other than a Substitute Option expires, terminates or is forfeited for any reason other than by reason of its exercise, the number of shares of Common Stock underlying such unexercised or forfeited Stock Option shall again be available for the purposes of Awards under this Plan.

        In the event Substitute Options are granted pursuant to Section 5.4, the Committee may increase the aggregate number of shares of Common Stock available under the Plan for Non-Qualified Stock Options by the number of shares of Common Stock subject to such Substitute Options. The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

        In determining the number of shares of Common Stock available for Non-Qualified Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Non-Qualified Stock Options under this Plan. The maximum number of shares of Common Stock subject to any Stock Option which may be granted under this Plan during any calendar year to each Participant shall not exceed 1,000,000 shares (subject to any increase or decrease pursuant to Section 4.2).

        4.2    Changes.

          (a)    The existence of this Plan and the Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.

          (b)    In the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing, then the Committee may take such action, if any, with respect to the Plan and outstanding Stock Options, as it may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, including, without limitation, adjustment of the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option granted under this Plan and the purchase price thereof. Any such action or adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class of the Company, any subdivision or consolidation of shares of stock of any class of the Company, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class of the Company, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

          (c)    Fractional shares of Common Stock resulting from any adjustment in Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

        4.3    Minimum Purchase Price.    Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

        5.1    Non-Qualified Stock Options.    All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options. Eligibility for the grant of a Non-Qualified Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

        5.2    Incentive Stock Options.    All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

        5.3    General Requirement.    The vesting and exercise of Options granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

        5.4    Substitute Options.    Substitute Options may be granted by the Committee in its sole discretion to holders of stock options issued by a company acquired by the Company or with which the Company combines.

        5.5    Non-Employee Directors.    Non-employee directors of the Company are only eligible to receive awards of Stock Options in accordance with Article X of the Plan.

ARTICLE VI

STOCK OPTIONS

        6.1    Stock Options.    Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

        6.2    Grants.    Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non- Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

        6.3    Terms of Stock Options.    Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (a)    Exercise Price.    The exercise price per share of Common Stock shall be determined by the Committee, but, except in the case of Substitute Options, shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock.

          (b)    Stock Option Term.    The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

          (c)    Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (f)    Form, Modification, Extension and Renewal of Stock Options.    Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

          (g)    Deferred Delivery of Common Shares.    The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

ARTICLE VII

NON-TRANSFERABILITY AND TERMINATION OF
EMPLOYMENT/CONSULTANCY

        7.1    Non-Transferability.    No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Stock Option shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Stock Option shall be void, and no such Stock Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Stock Option, nor shall it be subject to attachment or legal process for or against such person.

        Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 7.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option agreement. Any shares of Common Stock acquired upon the exercise of a Stock Option by a permissible transferee of a Stock Option shall be subject to the terms of this Plan and the Stock Option agreement. For purposes of this Section 7.1, the term "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined under the Securities Act or Securities Act Form S-8.

        7.2    Termination of Employment and Termination of Consultancy.    The following rules apply with regard to the Termination of a Participant. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

          (a)    Termination by Reason of Death, Disability or Retirement.    If a Participant's Termination is by reason of death, Disability or Retirement, all Stock Options held by such Participant which are exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

          (b)    Involuntary Termination Without Cause.    If a Participant's Termination is by involuntary termination without Cause, all Stock Options held by such Participant which are exercisable at the time of such Termination, may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

          (c)    Voluntary Termination.    If a Participant's Termination is voluntary (other than a voluntary termination described in Section 7.2(d)(ii) below), all Stock Options held by such Participant which are exercisable at the time of such Termination, may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options.

          (d)    Termination for Cause.    If a Participant's Termination (i) is for Cause or (ii) is a voluntary termination (as provided in subsection (c) above) at any time after an event which would be grounds for a Termination for Cause, all Stock Options held by such Participant shall thereupon terminate and expire as of the date of such Termination.

ARTICLE VIII

CHANGE IN CONTROL PROVISIONS

        8.1    Benefits.    In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of a Stock Option, the Participant shall be entitled to the following benefits:

          (a)    Except to the extent provided in the applicable Stock Option agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), Stock Options granted and not previously exercisable shall become exercisable upon a Change in Control, subject to subsection 8.1(b).

          (b)    Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Stock Options if the Committee reasonably determines in good faith, that the Stock Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

            (i)    the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

            (ii)    the Alternative Option must substantially comply and in the case of an Incentive Stock Option, must comply with the requirements of Treasury Regulation § 1.425-1 (and any amendments thereto), except that the Alternative Option need not be an Incentive Stock Option.

          (c)    If the Company and the other party to a transaction constituting a Change in Control agree that such transaction shall be treated as a "pooling of interests" for financial reporting purposes, and if the transaction is in fact so treated, then the acceleration of exercisability, vesting or lapse of the applicable Restriction Period shall not occur to the extent that the Company's independent public accountants determine in good faith that such acceleration would preclude "pooling of interests" accounting.

        8.2    Change in Control.    A "Change in Control" shall be deemed to have occurred:

          (a)    upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than CEP, MSDWCP, the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

          (b)    during any period of 2 consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

          (c)    a merger or consolidation of the Company or a Subsidiary with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 35% of the combined voting power of the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation; or

          (d)    upon the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

        8.3    Initial Public Offering not a Change in Control.    For purposes of the Plan, an initial public offering of the Common Stock of the Company shall not be deemed to be a Change in Control.

ARTICLE IX

TERMINATION OR AMENDMENT OF PLAN

        Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant. In no event may this Plan be amended without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, by the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) decrease the minimum exercise price of any Stock Option; (iii) increase the maximum individual Participant limitations for a calendar year under Section 4.1; (iv) change the classification of employees, Consultants and non-employee directors eligible to receive Stock Options under this Plan; or (v) any other amendment that would require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code or with the rules of any exchange or system on which the Company's securities are listed or traded.

        The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE X

NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

        10.1    Stock Options.    The terms of this Article X shall apply only to Stock Options granted to non-employee directors.

        10.2    Grants.    The Board shall have the authority to grant Stock Options to each Non-Employee Director in accordance with the following provisions:

          (a)    Stock Options to purchase up to a maximum of 100,000 shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board; and

          (b)    In addition to Stock Options granted pursuant to (a) above, Stock Options to purchase up to a maximum of 100,000 shares of Common Stock as of the first day of the month following the annual meeting of the shareholders of the Company, provided he or she has not, as of such day, experienced a Termination of Directorship, other than in the year the Non-Employee Director receives a grant of Stock Options pursuant to (a) above.

        10.3    Non-Qualified Stock Options.    Stock Options granted under this Article X shall be Non-Qualified Stock Options.

        10.4    Terms of Stock Options.    Stock Options granted under this Article X shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

          (a)    Stock Option Price.    The exercise price per share of Common Stock shall be determined by the Board at the time of grant.

          (b)    Stock Option Term.    The term of each Stock Option shall be 10 years.

          (c)    Exercisability.    Except as otherwise provided herein, twenty-five percent (25%) of any Option granted under this Article X shall be exercisable on or after each of the four anniversaries following the date of grant.

          (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Board specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions that may be acceptable tot he Board (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date). No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

          (e)    Form, Modification, Extension and Renewal of Stock Options.    Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent).

        10.5    Termination of Directorship.    The following rules apply with regard to Stock Options upon the Termination of Directorship:

          (a)    Termination of Directorship By Reason of Death, Disability, Retirement or Otherwise. If a Participant's Termination of Directorship is by reason of death, Disability, Retirement or otherwise (other than for Cause), all Stock Options held by such Participant which are exercisable at the time of the Participant's Termination of Directorship may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

          (b)    Cancellation of Options. Except as provided in (a) above, no Stock Options that were not exercisable as of the date of Termination of Directorship shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship. If a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.

        10.6    Acceleration of Exercisability. All Stock Options granted to non-employee directors and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined herein). For this purpose, a "Change in Control" shall have the meaning set forth in Section 8.2.

        10.7    Changes. The Awards to a non-employee director shall be subject to Sections 4.2 of the Plan.

ARTICLE XI

UNFUNDED PLAN

        11.1    Unfunded Status of Plan.    This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XII

GENERAL PROVISIONS

        12.1    Legend.    The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

        All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        12.2    Other Plans.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        12.3    No Right to Employment/Consultancy.    Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant is retained to terminate his employment or consultancy at any time.

        12.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

        Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        12.5    Listing and Other Conditions.

          (a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to a Stock Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

          (b)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to a Stock Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Stock Option, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

          (c)    Upon termination of any period of suspension under this Section 12.5, a Stock Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

          (d)    A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

        12.6    Stockholders Agreement.    As a condition to the receipt of shares of Common Stock pursuant to a Stock Option under this Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder's agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, the right of the Company to purchase Common Stock in accordance with this Plan and such other terms as the Board or Committee shall from time to time establish. Such stockholder's agreement shall apply to all Common Stock acquired under the Plan.

        12.7    Governing Law.    This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        12.8    Construction.    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

        12.9    Other Benefits.    No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

        12.10    Costs.    The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

        12.11    No Right to Same Benefits.    The provisions of Stock Options need not be the same with respect to each Participant, and such Stock Options to individual Participants need not be the same in subsequent years.

        12.12    Death/Disability.    The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

        12.13    Successors and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

        12.14    Severability of Provisions.    If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

        12.15    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

        12.16    Section 16(b) of the Exchange Act.    All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

ARTICLE XIII

EFFECTIVE DATE OF PLAN

        13.1    The Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware, or such later date as provided in the adopting resolution.

ARTICLE XIV

TERM OF PLAN

        14.1    No Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of stockholder approval, but Stock Options granted prior to such tenth anniversary may, and the Committee's authority to administer the terms of such Options shall, extend beyond that date.

APPENDIX C

CROSS COUNTRY, INC.

AMENDED AND RESTATED
EQUITY PARTICIPATION PLAN

ARTICLE I

PURPOSE

        The purpose of this Cross Country, Inc. Amended and Restated Equity Participation Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer key management employees of the Company and its Affiliates stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by key management employees in order to attract, retain and reward such employees and strengthen the mutuality of interests between such employees and the Company's stockholders.

ARTICLE II

DEFINITIONS

        For purposes of this Plan, the following terms shall have the following meanings:

          2.1 "Affiliate" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

          2.2 "Award" means any award under this Plan of a Stock Option.

          2.3 "Board" means the Board of Directors of the Company.

          2.4 "Cause" means, with respect to a Participant's Termination of Employment: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

          2.5 "CEP" means Charterhouse Equity Partners III, L.P., and its successors.

          2.6 "Change in Control" has the meaning set forth in Article VIII.

          2.7 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

          2.8 "Committee" means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of 2 or more non-employee directors each of whom shall be a non-employee director as defined in Rule 16b-3 under the Exchange Act and an outside director as defined under Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

          2.9 "Common Stock" means the Common Stock, $.0001 par value per share, of the Company.

          2.10 "Company" means Cross Country, Inc., a Delaware corporation, and its successors.

          2.11 "Consultant" means any advisor or consultant to the Company or its Affiliates.

          2.12 "Detrimental Activity" means (i) the disclosure to anyone outside the Company or its Affiliates, or the use in other than the Company's or its Affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates, acquired by a Participant prior to the Participant's Termination of Employment; (ii) activity while employed that results, or if known could result, in the Participant's Termination of Employment that is classified by the Company as a termination for Cause; (iii) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (iv) any attempt, directly or indirectly, to solicit in a competitive manner any current customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (v) the Participant's Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (vi) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates, provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the 2 years prior to the Participant's Termination of Employment; (vii) the Participant's breach of the terms of any agreement between the Company and the Participant including, without limitation, an employment agreement or non-competition agreement; or (viii) except as otherwise provided in the applicable Stock Option agreement, any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company or its Affiliates. For purposes of subparagraphs (i), (iii), (iv) and (vi) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority, subject to the prior approval of the Board, to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

          2.13 "Disability" means a disability which would qualify as such under the Company's long-term disability plan. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

          2.14 "Disparagement" means (unless modified in the applicable Stock Option agreement) making comments or statements to the press, the Company's or its Affiliates' employees or any individual or entity with whom the Company or its Affiliates has a business relationship which would adversely affect in any manner: (i) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or business prospects), or (ii) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

          2.15 "Effective Date" means the effective date of this Plan as defined in Article XIII.

          2.16  "Eligible Employee" means each key management employee of the Company or an Affiliate.

          2.17  "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

          2.18  "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc.; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

          2.19 "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests.

          2.20 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          2.21 "MSDWCP" means a representative of Morgan Stanley Dean Witter Capital Partners IV, L.P. and its affiliated funds, and their respective successors.

          2.22 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

          2.23 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

          2.24 "Participant" means any Eligible Employee to whom a Stock Option has been awarded under this Plan.

          2.25 "Plan" means this Amended and Restated Cross Country, Inc. Equity Participation Plan, as amended from time to time.

          2.26 "Retirement" means a Termination of Employment without Cause by a Participant at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant.

          2.27 "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

          2.28 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees under Article VI.

          2.29 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

          2.30 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

          2.31 "Termination of Employment" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

          2.32 "Transfer" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and "Transferred" has a correlative meaning.

ARTICLE III

ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered and interpreted by the Committee.

        3.2    Grants of Awards.    The Committee shall have full authority to grant Stock Options to Eligible Employees pursuant to the terms of this Plan. All Stock Options shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:

          (a) to select from among those persons recommended by the President of the Company the Eligible Employees to whom Stock Options may from time to time be granted hereunder;

          (b) to determine whether and to what extent Stock Options are to be granted hereunder to one or more Eligible Employees after receipt of a recommendation by the President of the Company;

          (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Stock Option granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or restricted stock under Section 6.3(d);

          (f) to determine whether, to what extent and under what circumstances to provide loans to Eligible Employees in order to exercise Stock Options under this Plan;

          (g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; provided, however, that a Stock Option shall be, to the extent practicable, designated as an Incentive Stock Option;

          (h) to determine whether to require an Eligible Employee, as a condition of the granting of any Stock Option, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

          (i) to modify, extend or renew an Award, subject to Article IX herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of a Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

        3.3    Guidelines.    Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Stock Option issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such foreign jurisdictions. No action may be taken pursuant to this Section 3.3 unless any such action would be permitted under the applicable provisions of Rule 16b-3 under the Exchange Act (if any) and the applicable provisions of Section 162(m) of the Code (if any). If and to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 under the Exchange Act and shall be limited, construed and interpreted in a manner so as to comply therewith.

        3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

        3.5    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.6    Designation of Consultants/Liability.

          (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

          (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Stock Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Stock Option granted to him or her under this Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

        4.1    Shares.

          (a) The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Stock Options may be granted shall not exceed 2,252,486 shares of Common Stock (subject to any increase or decrease pursuant to

  Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.

          (b) Stock Options granted under the Plan shall be sub-divided into 5 tranches (as described more fully in Section 6.2). The number of shares of Common Stock available for each tranche shall be as follows:

Tranche	Number of Shares Subject to Tranche
1	403,076
2	758,732
3	758,732
4	165,973
5	165,973

          (c) If any Stock Option granted under this Plan expires, terminates or is forfeited for any reason other than by reason of its exercise, the number of shares of Common Stock underlying such unexercised or forfeited Stock Option shall again be available for the purposes of Awards under this Plan. In determining the number of shares of Common Stock available for Non-Qualified Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Non-Qualified Stock Options under this Plan. The maximum number of shares of Common Stock subject to any Stock Option which may be granted under this Plan during any calendar year to each Participant shall not exceed 1,000,000 shares (subject to any increase or decrease pursuant to Section 4.2).

        4.2    Changes.

          (a) The existence of this Plan and the Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.

          (b) In the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing, then the Committee may take such action, if any, with respect to the Plan and outstanding Stock Options, as it may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, including, without limitation, adjustment of the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option granted under this Plan and the purchase price thereof. Any such action or adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class of the Company, any subdivision or consolidation of shares of stock of any class of the Company, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class of the Company, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

          (c) Fractional shares of Common Stock resulting from any adjustment in Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

        4.3    Minimum Purchase Price.    Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

        5.1    Non-Qualified Stock Options.    All Eligible Employees are eligible to be granted Non-Qualified Stock Options. Eligibility for the grant of a Non-Qualified Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

        5.2    Incentive Stock Options.    All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

ARTICLE VI

STOCK OPTIONS

        6.1    Stock Options.    Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

        6.2    Grants.    (a) Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

          (b) Each Stock Option granted under the Plan shall be sub-divided into 5 tranches. The number of shares of Common Stock in each tranche for any Stock Option shall be the total number of shares of Common Stock subject to the Stock Option multiplied by the applicable percentage for such tranche in the following table:

Tranche	Percentage of Shares Subject to Tranche
1	17.8947368%
2	33.6842105%
3	33.6842105%
4	7.368421%
5	7.368421%

        6.3    Terms of Stock Options.    Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (a)    Exercise Price.    Stock Options under this Plan shall be exercisable at the exercise prices set forth in the following table; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price of the first tranche shall be no less than 110% of the Fair Market Value of the Common Stock at the time of grant:

Tranche	Exercise Price of Options Granted	Actual Exercise Price of Options Granted on the Effective Date
1	100% of Fair Market Value on the Date of Grant	$7.75
2	150% of Fair Market Value on the Date of Grant	$11.62
3	200% of Fair Market Value on the Date of Grant	$15.50
4	250% of Fair Market Value on the Date of Grant	$19.37
5	300% of Fair Market Value on the Date of Grant	$23.25

          (b)    Stock Option Term.    The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

          (c)    Exercisability.    Except as otherwise provided by the Committee in accordance with the provisions of this Section, 25% of each tranche of any Stock Option granted under this Article VI shall be exercisable on the first anniversary of the date of grant and 12.5% of each tranche of any Stock Option granted under this Article VI shall be exercisable at the end of each six-month period thereafter. Notwithstanding the foregoing, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the grant shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, (iii) in the event the Participant engages in Detrimental

  Activity during the 6 month period commencing on the date the Stock Option is exercised, the Company shall be entitled to recover from the Participant at any time within one year after such exercise, and the Participant shall pay over to the Company, any gain realized as a result of the exercise (whether at the time of exercise or thereafter) and (iv) the foregoing provisions described in (i), (ii) and (iii) shall cease to apply upon a Change in Control.

          (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (f)    Form, Modification, Extension and Renewal of Stock Options.    Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

          (g)    Deferred Delivery of Common Shares.    The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

ARTICLE VII

NON-TRANSFERABILITY AND
TERMINATION OF EMPLOYMENT

        7.1    Non-Transferability.    Except as provided herein, no Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Stock Option shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Stock Option shall be void, and no such Stock Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Stock Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 7.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option agreement. Any shares of Common Stock acquired upon the exercise of a Stock Option by a transferee of a Stock Option shall be subject to the terms of this Plan and the Stock Option agreement, including, without limitation, the provisions of Article X hereof.

        7.2    Termination of Employment.    The following rules apply with regard to the Termination of Employment of a Participant. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

          (a)    Termination by Reason of Death, Disability or Retirement.    If a Participant's Termination of Employment is by reason of death, Disability or Retirement, all Stock Options held by such Participant which are exercisable at the time of the Participant's Termination of Employment, may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Stock Options; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

          (b)    Involuntary Termination Without Cause.    If a Participant's Termination of Employment is by involuntary termination without Cause, all Stock Options held by such Participant which are exercisable at the time of such Termination of Employment, may be exercised by the Participant at any time within a period of 90 days from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Stock Options.

          (c)    Voluntary Termination.    If a Participant's Termination of Employment is voluntary (other than a voluntary termination described in Section 7.2(d)(ii) below), all Stock Options held by such Participant which are exercisable at the time of such Termination of Employment, may be exercised by the Participant at any time within a period of 30 days from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Stock Options.

          (d)    Termination for Cause.    If a Participant's Termination of Employment (i) is for Cause or (ii) is a voluntary termination (as provided in subsection (c) above) at any time after an event which would be grounds for a Termination of Employment for Cause, all Stock Options held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment.

ARTICLE VIII

CHANGE IN CONTROL PROVISIONS

        8.1    Benefits.    In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of a Stock Option, the Participant shall be entitled to the following benefits:

          (a) Except to the extent provided in the applicable Stock Option agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), Stock Options granted and not previously exercisable shall become exercisable upon a Change in Control, subject to subsection 8.1(b).

          (b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Stock Options if the Committee reasonably determines in good faith that the Stock Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

            (i) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

            (ii) the Alternative Option must substantially comply and in the case of an Incentive Stock Option must comply with the requirements of Treasury Regulation § 1.425-1 (and any amendments thereto), except that the Alternative Option need not be an Incentive Stock Option.

          (c) If the Company and the other party to a transaction constituting a Change in Control agree that such transaction shall be treated as a "pooling of interests" for financial reporting purposes, and if the transaction is in fact so treated, then the acceleration of exercisability, vesting or lapse of the applicable Restriction Period shall not occur to the extent that the Company's independent public accountants determine in good faith that such acceleration would preclude "pooling of interests" accounting.

        8.2    Change in Control.    A "Change in Control" shall be deemed to have occurred:

          (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than CEP, MSDWCP, the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

          (b) during any period of 2 consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of

  Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

          (c) a merger or consolidation of the Company or a Subsidiary with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 35% of the combined voting power of the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation; or

          (d) upon the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

        8.3    Initial Public Offering not a Change in Control.    For purposes of the Plan, an initial public offering of the Common Stock of the Company shall not be deemed to be a Change in Control.

ARTICLE IX

TERMINATION OR AMENDMENT OF PLAN

        Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant. In no event may this Plan be amended without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, by the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) decrease the minimum exercise price of any Stock Option; (iii) increase the maximum individual Participant limitations for a calendar year under Section 4.1; (iv) change the classification of employees eligible to receive Stock Options under this Plan; or (v) any other amendment that would require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code or with the rules of any exchange or system on which the Company's securities are listed or traded.

        The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE X

UNFUNDED PLAN

        10.1    Unfunded Status of Plan.    This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XI

GENERAL PROVISIONS

        11.1    Legend.    The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

        All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        11.2    Other Plans.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        11.3    No Right to Employment.    Neither this Plan nor the grant of any Award hereunder shall give any Participant any right with respect to continuance of employment by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time.

        11.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

        Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        11.5    Listing and Other Conditions.

          (a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to a Stock Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to a Stock Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Stock Option, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

          (c) Upon termination of any period of suspension under this Section 12.5, a Stock Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

          (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

        11.6    Stockholders Agreement.    As a condition to the receipt of shares of Common Stock pursuant to a Stock Option under this Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder's agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, the right of the Company to purchase Common Stock in accordance with this Plan and such other terms as the Board or Committee shall from time to time establish. Such stockholder's agreement shall apply to all Common Stock acquired under the Plan.

        11.7    Governing Law.    This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        11.8    Construction.    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

        11.9    Other Benefits.    No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

        11.10    Costs.    The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

        11.11    No Right to Same Benefits.    The provisions of Stock Options need not be the same with respect to each Participant, and such Stock Options to individual Participants need not be the same in subsequent years.

        11.12    Death/Disability.    The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

        11.13    Successors and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

        11.14    Severability of Provisions.    If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

        11.15    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

        11.16    Section 16(b) of the Exchange Act.    All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

ARTICLE XII

EFFECTIVE DATE OF PLAN

        12.1 The Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware, or such later date as provided in the adopting resolution.

ARTICLE XIII

TERM OF PLAN

        13.1 No Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of stockholder approval, but Stock Options granted prior to such tenth anniversary may, and the Committee's authority to administer the terms of such Options shall, extend beyond that date.

PROXY

        CROSS COUNTRY, INC.
6551 Park of Commerce Blvd., NW
Suite 200
Boca Raton, Florida 33487

This Proxy is solicited on behalf of the Board of Directors

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 24, 2002, hereby appoints Karen H. Bechtel, Joseph A. Boshart and Thomas C. Dircks as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Cross Country, Inc. held of record by the undersigned on March 29, 2002, at the Annual Meeting of Stockholders to be held at 9:00 a.m. on Thursday, May 9, 2002 at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York and at any adjournments or postponements thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

CROSS COUNTRY, INC.'S BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE FOLLOWING PROPOSALS

1.
PROPOSAL TO ELECT TEN DIRECTORS FOR TERMS EXPIRING AT THE 2003 ANNUAL MEETING.
☐ FOR all nominees listed below (except as marked to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Joseph A. Boshart, Emil Hensel, Karen H. Bechtel, W. Larry Cash, Bruce A. Cerullo, Thomas C. Dircks, A. Lawrence Fagan, M. Fazle Husain, Joseph Swedish and Joseph Trunfio

INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name on the space provided below.

(See reverse side)

2.
PROPOSAL TO APPROVE CROSS COUNTRY, INC.'S AMENDED AND RESTATED 1999 STOCK OPTION PLAN
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
PROPOSAL TO APPROVE CROSS COUNTRY, INC.'S AMENDED AND RESTATED EQUITY PARTICIPATION PLAN
☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002
☐ FOR	☐ AGAINST	☐ ABSTAIN
5.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, AND 4.

Please sign exactly as names appear on this Proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.
Dated:
(Signature)
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

CROSS COUNTRY, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
CROSS COUNTRY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 9, 2002
PROXY STATEMENT
PRINCIPAL STOCKHOLDERS
PROPOSAL I ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
OPTION GRANTS
Aggregated Option Values as of December 31, 2001
RELATED PARTY TRANSACTIONS
PERFORMANCE GRAPH
PROPOSAL II APPROVAL OF CROSS COUNTRY'S AMENDED AND RESTATED 1999 STOCK OPTION PLAN
PROPOSAL III APPROVAL OF CROSS COUNTRY'S AMENDED AND RESTATED EQUITY PARTICIPATION PLAN
PROPOSAL IV RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
DEADLINES FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OR DIRECTORS AND OTHER BUSINESS
CROSS COUNTRY, INC. AUDIT COMMITTEE CHARTER
CROSS COUNTRY, INC.
ARTICLE I PURPOSE
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV SHARE AND OTHER LIMITATIONS
ARTICLE V ELIGIBILITY
ARTICLE VI STOCK OPTIONS
ARTICLE VII NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT/CONSULTANCY
ARTICLE VIII CHANGE IN CONTROL PROVISIONS
ARTICLE IX TERMINATION OR AMENDMENT OF PLAN
ARTICLE X NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS
ARTICLE XI UNFUNDED PLAN
ARTICLE XII GENERAL PROVISIONS
ARTICLE XIII EFFECTIVE DATE OF PLAN
ARTICLE XIV TERM OF PLAN
CROSS COUNTRY, INC.
AMENDED AND RESTATED EQUITY PARTICIPATION PLAN
ARTICLE I PURPOSE
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV SHARE AND OTHER LIMITATIONS
ARTICLE V ELIGIBILITY
ARTICLE VI STOCK OPTIONS
ARTICLE VII NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT
ARTICLE VIII CHANGE IN CONTROL PROVISIONS
ARTICLE IX TERMINATION OR AMENDMENT OF PLAN
ARTICLE X UNFUNDED PLAN
ARTICLE XI GENERAL PROVISIONS
ARTICLE XII EFFECTIVE DATE OF PLAN
ARTICLE XIII TERM OF PLAN